UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 1, 2012

Wonhe High-Tech International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-150835	26-0775642
(Commission File Number)	(IRS Employer Identification No.)

Rm1001, 10th Floor, Resource Hi-Tech Building South Tower
No.1 Songpingshan Road, North Central Avenue North High-Tech Zone
Nanshan District Shenzhen, Guangdong Province, China
(Address of Principal Executive Offices)

+852-2815-0191
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

Wonhe High -Tech International, Inc. hereby files this current report on Form 8-K/A to amend the original Form 8-K filed with the Securities and Exchange Commission on August 1, 2012, for the sole purpose of filing a copy of the letter from the Company’s former independent registered public accounting firm, GBH CPAs, PC (“GBH”).

Item 4.01.   Changes in Registrant’s Certifying Accountant.

(a)      Dismissal of independent registered public accounting firm

On July 26, 2012, Wonhe High-Tech International, Inc. (the “Company”) dismissed GBH CPAs, PC (“GBH”), as the Company’s independent registered public accounting firm.

The report of GBH on the Company’s financial statements as of and for the year ended June 30, 2011 contained no adverse opinion or disclaimer of opinion nor were any such reports  qualified or modified as to uncertainty, audit scope, or accounting principle other than the following: the report of GBH dated September 27, 2011 on our financial statements in the Form 10-K for the fiscal year ended June 30, 2011 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

During the recent fiscal year ending June 30, 2011 and through the date of this Current Report, there have been no (i) disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to GBH’s satisfaction, would have caused GBH to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GBH with a copy of the above disclosures and requested that GBH furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of GBH’s letter, dated August 1, 2012 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)      New independent registered public accounting firm

On July 26, 2012, the Company engaged Wei, Wei & Co., LLP (“Wei”), as the Company’s new independent registered public accounting firm.

During the recent fiscal years ending June 30, 2011 and June 30, 2010, and through the date of this Current Report, the Company has not consulted Wei regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01.   Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.	Description
16.1	Letter of GBH CPAs, PC, dated August 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wonhe High-Tech International, Inc.

Date: August 3, 2012	By: /s/ Nanfang Tong
Nanfang Tong
(Principal Executive Officer and
Principal Financial Officer)